EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated March 3, 2004, with respect to the consolidated financial statements and schedule of Kerr-McGee Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2003, in the following registration statements and related prospectuses:

Kerr-McGee Performance Share Plan
Kerr-McGee Corporation Executive
  Deferred Compensation Plan                        Form S-8  File No. 333-66436

Oryx Energy Company 1997 Long Term
  Incentive Plan
Oryx Energy Company Executive Variable
  Incentive Plan
Oryx Energy Company Equity and Deferred
  Compensation Plan for Non-Employee Directors      Form S-8  File No. 333-66438

Kerr-McGee Corporation Savings
  Investment Plan
Kerr-McGee Corporation Employee Stock
  Ownership Plan
HS Resources, Inc. Employee Investment
  401(k) and Profit Sharing Plan                    Form S-8  File No. 333-66440

Kerr-McGee Corporation Long Term
  Incentive Program
Kerr-McGee Corporation 1998 Long Term
  Incentive Plan
Kerr-McGee Corporation 2000 Long Term
  Incentive Plan                                    Form S-8  File No. 333-66442

Kerr-McGee Corporation 2002 Long Term
  Incentive Plan                                    Form S-8  File No. 333-89558

Oryx Energy Company 1997 Long Term
  Incentive Plan
Oryx Energy Company Executive Variable
  Incentive Plan
Oryx Energy Company Equity and Deferred
  Compensation Plan for Non-Employee Directors      Form S-8  File No. 333-41008

Kerr-McGee Corporation 2000 Long Term
  Incentive Plan                                    Form S-8  File No. 333-41006

Kerr-McGee Corporation Executive Deferred
  Compensation Plan                                 Form S-8  File No. 333-41000

Kerr-McGee Corporation 1998 Long Term
  Incentive Plan                                    Form S-8  File No. 333-39222

Kerr-McGee Corporation Performance Share Plan       Form S-8  File No. 333-92865

Kerr-McGee Corporation Long Term
  Incentive Program                                 Form S-8  File No. 333-05999

Kerr-McGee Corporation Long Term
  Incentive Program                                 Form S-8  File No. 33-50949

Kerr-McGee Corporation Long Term
  Incentive Program                                 Form S-8  File No. 33-24274

Kerr-McGee Corporation                              Form S-3  File No. 333-81720


                                                    /s/ ERNST & YOUNG LLP



Oklahoma City, Oklahoma
March 8, 2004